Exhibit 10.3

Execution Version

SUPPORT AGREEMENT

dated as of

November 21, 2017

by and among

STONE ENERGY CORPORATION,

SAILFISH ENERGY HOLDINGS CORPORATION,

APOLLO MANAGEMENT VII, L.P.,

APOLLO COMMODITIES MANAGEMENT, L.P., WITH RESPECT TO SERIES I

and

RIVERSTONE ENERGY PARTNERS V, L.P.

i

ii

SUPPORT AGREEMENT

This SUPPORT AGREEMENT (this “Agreement”), dated as of November 21, 2017, is entered into by and among Stone Energy Corporation, a Delaware corporation (“Sailfish”), Sailfish Energy Holdings Corporation, a Delaware corporation and a wholly owned direct subsidiary of Sailfish (“New Sailfish”), Apollo Management VII, L.P., a Delaware limited partnership (“Apple VII”), Apollo Commodities Management, L.P., with respect to Series I, a Delaware limited partnership (“Apple ANRP”, and together with Apple VII, “Apple”), and Riverstone Energy Partners V, L.P., a Delaware limited partnership (“Ride,” and together with Apple, the “Parent Entities”). Sailfish, New Sailfish, Apple VII, Apple ANRP and Ride are referred to individually as a “Party” and collectively as “Parties.”

WITNESSETH:

WHEREAS, simultaneously with the execution of this Agreement, Sailfish, New Sailfish, Sailfish Merger Sub Corporation, a Delaware corporation and a direct wholly owned subsidiary of New Sailfish (“Merger Sub”), Talos Energy LLC, a Delaware limited liability company (“Green Energy”), and Talos Production LLC, a Delaware limited liability company (“Green Production”), have entered into a Transaction Agreement (the “Transaction Agreement”);

WHEREAS, capitalized terms used but not defined in this Agreement will have the meanings given such terms in the Transaction Agreement;

WHEREAS, pursuant to the Transaction Agreement, prior to and at the Closing, the Green Entities will be combined with Sailfish through the Transaction Steps, including the Green Reorganization and the Green Contribution;

WHEREAS, Apple, directly or indirectly, owns or controls 100% of the Equity Interests in the Apple Aggregator, the Apple ANRP Blocker Holding Company, the Apple Fund VII Blocker Holding Companies, and AP Overseas Talos Holdings Partnership, LLC, a Delaware limited liability company, and the Apple ANRP Blocker Holding Company, the Apple Fund VII Blocker Holding Companies, and AP Overseas Talos Holdings Partnership, LLC together own 100% of the Equity Interests in the Apple Blockers;

WHEREAS, Ride, directly or indirectly, owns or controls 100% of the Equity Interests in Ride Aggregator and the Ride Blocker Holding Company, and the Ride Blocker Holding Company owns 100% of the Equity Interests in the Ride Blocker;

WHEREAS, on the date hereof the Apple Aggregator and Ride Aggregator collectively control Green Energy, which owns, directly or indirectly, 100% of the Equity Interests of Green Production and the other Green Entities;

WHEREAS, the Apple Aggregator and the Ride Aggregator have approved the execution, delivery and performance by Green Energy and Green Production of the Transaction Agreement and the consummation of the Transactions in accordance with DLLCA and their respective Organizational Documents;

WHEREAS, as a condition to entering into the Transaction Agreement, Sailfish has required the Parent Entities to agree to execute and deliver this Agreement and to agree to cause the Apple Entities (defined herein) and the Ride Entities (defined herein) to take the actions described herein.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01 Definitions. Any capitalized term used but not defined in this Agreement shall have the meaning ascribed to such term in the Transaction Agreement. In addition, the following terms shall have the following meanings:

“Acquired Securities” has the meaning set forth in Section 5.06(a).

“Apple VII Entities” means the entities listed in Exhibit A under the heading “Apple VII Entities”.

“Apple Aggregator” means Apollo Talos Holdings, L.P., a Delaware limited partnership.

“Apple ANRP Blocker Holding Company” means the entity listed in Exhibit A under the heading “Apple ANRP Blocker Holding Company”.

“Apple ANRP Entities” means the entities listed in Exhibit A under the heading “Apple ANRP Entities”.

“Apple Blockers” means the entities listed in Exhibit A under the heading “Apple Blockers”.

“Apple Blocker Holding Companies” means the entities listed in Exhibit A under the heading “Apple Blocker Holding Companies”.

“Apple Entities” means Apple, Apple ANRP Blocker Holding Company, Apple Fund VII Blocker Holding Companies, AP Overseas Talos Holdings Partnership, LLC, the Apple Aggregator, the Apple Blocker Holding Companies, Apple Green Feeder, the Apple Blockers, and the Apple Intermediate Partnerships.

“Apple Fund VII Blocker Holding Companies” means the entities listed in Exhibit A under the heading “Apple Fund VII Blocker Holding Companies”.

“Apple Green Contributors” means the Apple Green Feeder and the Apple Blocker Holding Companies.

“Apple Green Feeder” means a new Delaware limited liability company to be formed by the Apple Aggregator.

“Apple Intermediate Partnerships” means the entities listed in Exhibit A under the heading “Apple Intermediate Partnerships”.

“Class B/C Unitholders” means the holders of Series B Units and/or Series C Units of Green Energy.

“Incidental Entity Obligations” means, with respect to any Delaware limited partnership or limited liability company, those liabilities and/or obligations incidental to its existence and status as such an entity, such as annual fees owed to the State of Delaware and fees owed to a Delaware registered agent.

“Joint Apple Entities” means the entities listed in Exhibit A under the heading “Joint Apple Entities”.

“Ride Aggregator” means Riverstone V Talos Holdings, L.P., a Delaware limited partnership.

“Ride Blocker” means Riverstone V Non-U.S. Talos Corp, a Delaware corporation.

“Ride Blocker Holding Company” means Riverstone V FT Corp Holdings, L.P., a Delaware limited partnership.

“Ride Green Contributors” means the Ride Green Feeder and the Ride Blocker Holding Company.

“Ride Green Feeder” means a new Delaware limited liability company to be formed by Ride Aggregator.

“Ride Intermediate Partnership” means Riverstone Energy V Talos Partnership, L.P., a Delaware limited partnership.

“Ride Entities” means Ride, the Ride Aggregator, the Ride Blocker Holding Company, Ride Green Feeder, the Ride Blocker, and the Ride Intermediate Partnership.

ARTICLE 2

THE GREEN REORGANIZATION AND THE GREEN CONTRIBUTION

Section 2.01 Green Reorganization. After the date hereof (but in any event prior to Closing), (a) Apple shall cause each Apple Entity to effect each step of the Green Reorganization as described in (and in accordance with) Section 2.01 of the Transaction Agreement applicable to the Apple Entities, and (b) Ride shall cause each Ride Entity to effect each step of the Green Reorganization as described in (and in accordance with) Section 2.01 of the Transaction Agreement applicable to the Ride Entities.

Section 2.02 The Green Contribution. On the Closing Date, (a) Apple shall cause each Apple Green Contributor to take the actions and make the contributions applicable to the Apple Green Contributors included in the Green Contribution as described in (and in accordance with) Section 2.13 of the Transaction Agreement and (b) Ride shall cause each Ride Green Contributor to take the actions and make the contributions applicable to the Ride Green Contributors included in the Green Contribution as described in (and in accordance with) Section 2.13 of the Transaction Agreement.

Section 2.03 Modifications. Between the date hereof and the Closing Date, Sailfish shall, to the extent reasonably requested by Apple and Ride, cooperate in good faith in the consideration of any potential reasonable modifications to the Transaction Steps. Subject to the consent of Sailfish, which may not be unreasonably withheld, conditioned or delayed, Apple or Ride may modify the Green Reorganization steps and the Green Contribution steps applicable to it to the extent reasonably necessary, appropriate or convenient to facilitate the contribution of the Equity Interests of the Green Entities, the Apple Blockers and the Ride Blocker to New Sailfish, and in such event, the Parties shall cooperate reasonably to enter into any necessary amendments or modifications to this Agreement, the Transaction Agreement or any of the other agreements contemplated therein in order to effectuate such modifications; provided, that (a) neither Apple nor Ride shall be required to enter into any amendment that increases any obligation or liability of such Party and (b) Sailfish shall not be required to consent to any modifications to the Green Reorganization steps or the Green Contribution steps or any amendment to any Combination Agreement that would (i) have an adverse effect on New Sailfish and its Subsidiaries, from and after the Closing, (ii) have an adverse effect on the value of the New Sailfish Common Stock to be issued in the Merger, (iii) violate applicable Law or (iv) reasonably be expected to prevent or materially delay the Closing.

ARTICLE 3

CLOSING

Section 3.01 Apple Closing Deliverables. At the Closing, Apple shall cause each applicable Apple Entity to deliver to Sailfish and New Sailfish duly executed counterparts of (a) each Combination Agreement to which such Apple Entity is to be party, (b) the Green Contributor Assignment, (c) a Closing Tax Certification, and (d) the certificate contemplated by Section 8.03(c)(i).

Section 3.02 Ride Closing Deliverables. At the Closing, Ride shall cause each applicable Ride Entity to deliver to Sailfish and New Sailfish duly executed counterparts of (a) each Combination Agreement to which such Ride Entity is to be party, (b) the Green Contributor Assignment, (c) a Closing Tax Certification, and (d) the certificate contemplated by Section 8.03(c)(ii).

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF

SAILFISH AND NEW SAILFISH

Sailfish and New Sailfish represent and warrant to the Parent Entities as follows:

Section 4.01 Authorization; No Conflict; Consents and Approvals.

(a) Each of Sailfish and New Sailfish has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by each of Sailfish and New Sailfish and the performance of its obligations hereunder have been duly authorized by all necessary corporate action on the part of Sailfish. This Agreement has been duly executed and delivered by Sailfish and New Sailfish and assuming that this Agreement constitutes the valid and binding obligation of the Parent Entities, constitutes a valid and binding obligation of Sailfish and New Sailfish enforceable against Sailfish and New Sailfish in accordance with its terms, subject, as to enforceability, to Creditors’ Rights. The Sailfish Board, at a meeting duly noticed and called and held, by unanimous vote that has not been rescinded, modified or withdrawn, (1) determined that the terms of this Agreement are in the best interests of Sailfish and its stockholders and (2) approved and declared advisable this Agreement. The board of directors of New Sailfish, at a meeting duly noticed and called and held, by unanimous vote that has not been rescinded, modified or withdrawn, (i) determined that the terms of this Agreement are in the best interests of New Sailfish and its stockholders and (ii) approved and declared advisable this Agreement

(b) Except as disclosed in the Sailfish Disclosure Letter, the execution and delivery of this Agreement does not require any consent of or other action by any Person under or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or acceleration of any material obligation or the loss, suspension, limitation or impairment of the ownership of, or a material benefit or use under, or result in (or give rise to) the creation of any Encumbrance or any rights of termination, cancellation, first offer, first refusal, or other change in any right or obligation or the loss of any benefit, in each case, with respect to any of the properties or assets of Sailfish or any of its Subsidiaries (including, for the avoidance of doubt, any of their Oil and Gas Properties) under, any provision of (i) the Organizational Documents of Sailfish or any of its Subsidiaries, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease, Contract or other agreement, permit, franchise, certificate or license to which Sailfish or any of its Subsidiaries is a party or by which it or any of its Subsidiaries or its or their respective properties or assets are bound, or (iii) any Law applicable to Sailfish or any of its Subsidiaries or any of their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such violations, defaults, acceleration, losses, or Encumbrances that have not had and would not be reasonably likely to have, individually or in the aggregate, a Sailfish Material Adverse Effect.

(c) Neither Sailfish nor any of its Subsidiaries is in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the Organizational Documents of Sailfish or any of its Subsidiaries or (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease, Contract or other agreement, permit, franchise or license to which Sailfish or any of its Subsidiaries is now a party or by which Sailfish or any of its Subsidiaries or any of their respective properties or assets is bound, except for defaults or violations that have not had and would not be reasonably likely to have, individually or in the aggregate, a Sailfish Material Adverse Effect.

(d) Except as disclosed in the Transaction Agreement or the Sailfish Disclosure Letter, no consent, approval, order or authorization of, or registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by Sailfish or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Sailfish and New Sailfish.

Section 4.02 No Additional Representations.

(a) Except for the Sailfish Group Representations, none of Sailfish, New Sailfish, or any other Person has made or makes any express or implied representation or warranty with respect to Sailfish, New Sailfish, or either of their respective Subsidiaries or their respective businesses, operations, assets, liabilities or conditions (financial or otherwise) in connection with this Agreement or the Transactions, and each of Sailfish and New Sailfish hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, none of Sailfish, New Sailfish, or any other Person makes or has made any representation or warranty to the Parent Entities or any of their respective Affiliates or Representatives with respect to (x) any financial projection, forecast, estimate, budget or prospect information relating to Sailfish, New Sailfish or any of their Subsidiaries or their respective businesses; or (y) except for the Sailfish Group Representations, any oral or written information presented to Apple, Ride, or any of their respective Affiliates or Representatives in the course of their due diligence investigation of Sailfish and New Sailfish, the negotiation of this Agreement or in the course of the Transactions.

(b) Notwithstanding anything contained in this Agreement to the contrary, Sailfish and New Sailfish acknowledge and agree that none of Apple, Ride, or any other Person has made or is making any representations or warranties relating to the Apple Entities, the Ride Entities, or the Green Entities, whatsoever, express or implied, beyond the Green Group Representations, including any implied representation or warranty as to the accuracy or completeness of any information regarding the Apple Entities, Ride Entities or the Green Entities furnished or made available to Sailfish or New Sailfish or any of their Representatives and that neither Sailfish nor New Sailfish has relied on any such other representation or warranty. Without limiting the generality of the foregoing, Sailfish and New Sailfish acknowledge that no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospect information that may have been made available to Sailfish, New Sailfish or any of their Representatives (including in certain “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, the Transactions).

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF APPLE

Apple represents and warrants to Sailfish and New Sailfish as follows:

Section 5.01 Organization, Good Standing and Qualification.

(a) Each Apple Entity other than Apple Green Feeder is a corporation, limited liability company, limited partnership or other entity duly organized and validly existing under the Laws of the jurisdiction of its organization and has all requisite entity power and authority to own, operate and lease its properties and to carry on its business as now conducted. At Closing, Apple Green Feeder will be a limited liability company duly organized and validly existing under the Laws of the jurisdiction of its organization and will have all requisite entity power and authority to own, operate and lease its properties and to carry on its business as now conducted.

(b) Each Apple Entity other than Apple Green Feeder is duly qualified and/or licensed, as may be required, and in good standing in each of the jurisdictions in which the nature of the business conducted by it or the character of the property owned, leased or used by it makes such qualification and/or licensing necessary, except where the failure to be so qualified and/or licensed has not had and would not be reasonably likely to have, individually or in the aggregate, a Green Material Adverse Effect. At Closing, Apple Green Feeder will be duly qualified and/or licensed, as may be required, and in good standing in each of the jurisdictions in which the nature of the business conducted by it or the character of the property owned, leased or used by it makes such qualification and/or licensing necessary, except where the failure to be so qualified and/or licensed has not had and would not be reasonably likely to have, individually or in the aggregate, a Green Material Adverse Effect.

Section 5.02 Authorization; No Conflict; Consents and Approvals.

(a) Apple has all requisite power and authority to execute and deliver this Agreement and to consummate or to cause the other Apple Entities to consummate, as applicable, the Green Reorganization and the Green Contribution (including taking each action that it and each other Apple Entity is contemplated to take by this Agreement and the Transaction Agreement in connection therewith). The execution and delivery of this Agreement by Apple and the consummation by it and the other Apple Entities of its and their applicable portions of the Green Reorganization and the Green Contribution (and the taking of the other actions contemplated by this Agreement) have been duly authorized by all necessary entity action on the part of Apple and each other applicable Apple Entity and by all necessary action on the part of the holders of Apple’s Equity Interests and on the part of the holders of each other applicable Apple Entity’s Equity Interests. This Agreement has been duly executed and delivered by Apple and assuming that this Agreement constitutes the valid and binding obligation of Sailfish, New Sailfish and Ride, constitutes a valid and binding obligation of Apple enforceable in accordance with its terms, subject, as to enforceability, to Creditors’ Rights.

(b) Except as disclosed in the Green Disclosure Letter, the execution and delivery of this Agreement do not, and the consummation of the transactions comprising the Green Reorganization and the Green Contribution by the applicable Apple Entities and the performance of the Combination Agreements to which any Apple Entity is a party by such Apple Entity (and the taking of the other actions contemplated by this Agreement) will not, result in any violation of, or default (with or without notice or lapse of time, or both) under, or acceleration of any material obligation or the loss, suspension, limitation or impairment of a material benefit under (or right of any Apple Entity to own or use any assets or properties required for the conduct of its business), or result in (or give rise to) the creation of any Encumbrance or any rights of termination, cancellation, first offer or first refusal, in each case, with respect to any of the properties or assets of any Apple Entity under, any provision of (i) the Organizational Documents of any Apple Entity, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which any Apple Entity is a party or by which any Apple Entity or its or their respective properties or assets are bound, or (iii) assuming the consents, approvals, orders, authorizations, registrations, filings or permits referred to in the Transaction Agreement are duly and timely obtained or made and the Sailfish Stockholder Approval has been obtained, any Law applicable to any Apple Entity or any of its respective properties or assets, other than, in the case of clauses (ii) and (iii), any such violations, defaults, acceleration, losses, or Encumbrances that have not had and would not be reasonably likely to have, individually or in the aggregate, a Green Material Adverse Effect.

(c) Except as disclosed in the Transaction Agreement or the Green Disclosure Letter, no consent, approval, order or authorization of, or registration, declaration or filing with, or permit from any Governmental Entity is required to be obtained or made by any Apple Entity in connection with the execution and delivery of this Agreement by Apple or the consummation by the Apple Entities of the applicable portions of the Green Reorganization and the Green Contribution (and the taking of the other actions contemplated by this Agreement), except for any filings required under the HSR Act and such reports under the Exchange Act, and such other compliance with the Exchange Act and the rules and regulations thereunder, as may be required in connection with this Agreement, the Transaction Agreement and the Transactions.

Section 5.03 Subsidiary Matters.

(a) The Apple Blockers have never owned any assets, and will own no assets, prior to the Green Reorganization other than their direct ownership of Equity Interests of the Apple Intermediate Partnerships (through which the Apple Blockers hold an indirect ownership interest in the Green Entities), cash and tax attributes incidental to or arising out of their ownership of such interests. The Apple Intermediate Partnerships have never owned any assets, and will own no assets, prior to the Green Reorganization other than their direct ownership of Equity Interests of the Apple Aggregator, cash and tax attributes incidental to or arising out of their ownership of such interests. The Apple Aggregator has never owned any assets, and will own no assets, prior to the Green Reorganization other than its direct ownership of Equity Interests of Green Energy, cash and tax attributes incidental to or arising out of their ownership of such interests. Upon consummation of the Green Reorganization and at all times thereafter up to the Closing, the Apple Blockers’ sole assets will be Equity Interests of Green Production, cash and tax attributes incidental to or arising out of their ownership of such interests and previous ownership of interests in the Apple Intermediate Partnerships.

(b) The Apple Blockers have never had any liabilities of any kind or character, and will have no liabilities of any kind or character, prior to the Green Reorganization other than (x) Incidental Entity Obligations, (y) liabilities arising out of their ownership of Equity Interests of the Apple Intermediate Partnerships, and (z) liabilities owed to Affiliates of Apple that will be capitalized, settled or otherwise extinguished, and fully released, prior to or in the course of the Green Reorganization. The Apple Intermediate Partnerships have never had any liabilities of any kind or character, and will have no liabilities of any kind or character, prior to the Green Reorganization other than (x) Incidental Entity Obligations, (y) liabilities arising out of their ownership of Equity Interests of the Apple Aggregator, and (z) liabilities, owed to Affiliates of Apple (including loans issued to certain Affiliates of Apple) that will be capitalized, settled or otherwise extinguished, and fully released, prior to or in the course of the Green Reorganization. The Apple Aggregator has never had any liabilities of any kind or character, and will have no liabilities of any kind or character, prior to the Green Reorganization other than (x) Incidental Entity Obligations, (y) liabilities arising out of its ownership of Equity Interests of Green Energy, and (z) liabilities owed to Affiliates of Apple that will be capitalized, settled or otherwise extinguished, and fully released, prior to or in the course of the Green Reorganization. Following the Green Reorganization the Apple Blockers will have no liabilities of any kind or character other than Incidental Entity Obligations and those arising out of their ownership of Equity Interests of Green Production or their prior ownership of Equity Interests of the Apple Intermediate Partnerships.

(c) On the date hereof:

(i) Apple controls the Apple ANRP Blocker Holding Company, the Apple Fund VII Blocker Holding Companies, and AP Overseas Talos Holdings Partnership, LLC, a Delaware limited liability company, which together own 100% of the Equity Interests of the Apple Blockers, which own Equity Interests of the Apple Intermediate Partnerships, which own Equity Interests of the Apple Aggregator, which owns 295,249,539 Series A Units of Green Energy;

(ii) Apple controls the Apple Aggregator; and

(iii) Green Energy indirectly owns 100% of the Equity Interests of Green Production.

(d) Immediately before the Closing:

(i) Apple will control the Apple ANRP Blocker Holding Company, the Apple Fund VII Blocker Holding Companies, and AP Overseas Talos Holdings Partnership, LLC, which together will own 100% of the Equity Interests of the Apple Blockers, which will own Equity Interests of Green Production;

(ii) Apple will control the Apple Aggregator and the Apple Intermediate Partnerships;

(iii) the Apple Aggregator, together with the Class B/C Unitholders, will own 100% of the Equity Interests of the Apple Green Feeder;

(iv) the Apple Aggregator will control the Apple Green Feeder;

(v) the Apple Green Feeder will own Equity Interests of Green Production; and

(vi) the Apple Green Feeder and the Apple Blockers, together with the Ride Green Feeder and the Ride Blocker, will own 100% of the Equity Interests of Green Production, which will in turn own the Equity Interests in the other Green Entities as further set forth in the Transaction Agreement.

Section 5.04 Broker’s Fees. Except for the fees and expenses payable to the Green Financial Advisor by Green Energy, no broker, investment banker, or other Person is entitled to any broker’s, finder’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of any Apple Entity or Green Entity, and the agreements with respect to such engagements have previously been made available to Sailfish.

Section 5.05 Information Supplied. None of the information supplied or to be supplied by any Apple Entity specifically for inclusion or incorporation by reference in the Combined Consent Statement/Prospectus will, at the time the Combined Consent Statement/Prospectus is mailed to stockholders of Sailfish and, if applicable, at the time of the meeting of the stockholders of Sailfish to consider the Transaction Agreement and the Transactions (including any postponement, adjournment or recess thereof, the “Sailfish Stockholders Meeting”), contain any untrue statement of a material fact or omit to state any material fact required to be stated in the supplied information or necessary in order to make the statements in the supplied information, in light of the circumstances under which they are made, not misleading. No representation or warranty is made by Apple with respect to statements made therein based on information supplied by any Person other than an Apple Entity for inclusion in the Combined Consent Statement/Prospectus.

Section 5.06 Unregistered Securities.

(a) Apple will cause Apple Green Feeder and each Apple Blocker Holding Company to acquire the New Sailfish Common Stock (collectively, the “Acquired Securities”) for its own account with the present intention of causing each such Apple Entity to hold the Acquired Securities for investment purposes and not with a view to cause, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or state securities laws. No Apple Entity presently has any contract, undertaking, agreement or arrangement with any Person to cause any Apple Entity to sell, transfer or grant participations to such Person or to any third Person, with respect to such Acquired Securities, other than the contribution by the Apple Blocker Holding Company of its Acquired Securities to Apple Green Feeder.

(b) Apple is, and at Closing Apple Green Feeder and each Apple Blocker Holding Company will be, an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated by the SEC pursuant to the Securities Act. Apple has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of an investment in the Acquired Securities, is able to bear the economic risk of such investment and, at the present time, would be able to afford a complete loss of such investment.

(c) To the knowledge of Apple, Apple has been furnished with all materials relating to the business, finances and operations of Sailfish and its Subsidiaries and materials relating to the issuance of the Acquired Securities that Apple has requested. Apple and its Representatives have been afforded the opportunity to ask questions of and speak with members of management of Sailfish. Apple has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Acquired Securities by Apple Green Feeder and the Apple Blocker Holding Companies.

(d) Apple acknowledges that the Acquired Securities are not registered under the Securities Act or any applicable state securities law and might not be registered in the future, and that such Acquired Securities may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and pursuant to state securities laws and regulations as applicable.

(e) Apple understands that, until such time as the Acquired Securities have been registered pursuant to the provisions of the Securities Act, or the Acquired Securities are otherwise eligible for resale under the

Securities Act (including pursuant to Rule 144 promulgated thereunder) without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Acquired Securities will bear a restrictive legend substantially similar to the following:

THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

(f) Apple understands that New Sailfish will issue the New Sailfish Common Stock to Apple Green Feeder and the Apple Blocker Holding Companies in reliance on an exemption from the registration requirements of federal and state securities laws and that New Sailfish is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Apple set forth herein in order to determine the applicability of such exemptions and the suitability of Apple Green Feeder and the Apple Blocker Holding Companies to acquire the Acquired Securities.

Section 5.07 Taxes.

(a) (i) All material Tax Returns required to be filed by or with respect to each Apple Blocker before the date hereof have been timely filed (taking into account all extensions), and all such Tax Returns are true, correct and complete in all material respects, (ii) each Apple Blocker has timely paid all material Taxes due or claimed to be due, except for those Taxes being contested in good faith and for which adequate reserves have been established in the financial statements of such Apple Blocker, (iii) all material Taxes required to be withheld by each Apple Blocker have been timely withheld and, to the extent required, paid over to the appropriate Governmental Entity and each Apple Blocker has complied with all information reporting and backup withholding requirements, including maintenance of required forms and other records, and (iv) the charges, accruals and reserves for Taxes with respect to each Apple Blocker reflected in such Apple Blocker’s balance sheet are adequate under GAAP to cover unpaid Tax liabilities accruing through the date thereof.

(b) No Apple Blocker is party to any material agreement, the principal purpose of which is the allocation, indemnification or sharing of Taxes, and no Apple Blocker has been a member of an affiliated group (or similar state, local or foreign filing group) filing a material consolidated income Tax Return.

(c) There is no outstanding material claim, assessment or deficiency against any Apple Blocker for any Taxes that has been asserted or threatened in writing by any Governmental Entity, and no written claim has been made, within the preceding three years, by a Governmental Entity in a jurisdiction where such Apple Blocker does not file Tax Returns or pay Taxes that it is obligated to file Tax Returns or pay Taxes in such jurisdiction. No waiver or extension of any statute of limitations with respect to the assessment or collection of Taxes is in effect for any Apple Blocker.

(d) During the period beginning two years before the date hereof, no Apple Blocker has been a distributing corporation or a controlled corporation for purposes of Section 355 of the Code.

Section 5.08 No Additional Representations.

(a) Except for the representations and warranties made in this Article 5, neither Apple nor any other Person makes any express or implied representation or warranty with respect to the Apple Entities or their businesses, operations, assets, liabilities or conditions (financial or otherwise) in connection with this Agreement or the Transactions, and Apple hereby disclaims any such other representations or warranties.

(b) Notwithstanding anything contained in this Agreement to the contrary, Apple acknowledges and agrees that neither Sailfish, New Sailfish nor any other Person has made or is making any representations or warranties relating to Sailfish, New Sailfish or their Subsidiaries whatsoever, express or implied, beyond the Sailfish Group Representations, including any implied representation or warranty as to the accuracy or completeness of any information regarding Sailfish, New Sailfish and their Subsidiaries furnished or made available to Apple or any of its Representatives, and that Apple has not relied on any other representation or warranty. Without limiting the generality of the foregoing, Apple acknowledges that no representations or warranties are made by Sailfish, New Sailfish, or any other Person with respect to any projections, forecasts, estimates, budgets or prospect information that may have been made available to Apple or any of its Representatives (including in certain “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, the Transactions).

ARTICLE 6

REPRESENTATIONS AND WARRANTIES OF RIDE

Ride represents and warrants to Sailfish and New Sailfish as follows:

Section 6.01 Organization, Good Standing, and Qualification.

(a) Each Ride Entity other than Ride Green Feeder is a corporation, limited liability company, partnership or other entity duly organized and validly existing under the Laws of the jurisdiction of its organization and has all requisite entity power and authority to own, operate and lease its properties and to carry on its business as now conducted. At Closing, Ride Green Feeder will be a limited liability company duly organized and validly existing under the Laws of the jurisdiction of its organization and will have all requisite entity power and authority to own, operate and lease its properties and to carry on its business as now conducted.

(b) Each Ride Entity other than Ride Green Feeder is duly qualified and/or licensed, as may be required, and in good standing in each of the jurisdictions in which the nature of the business conducted by it or the character of the property owned, leased or used by it makes such qualification and/or licensing necessary, except where the failure to be so qualified and/or licensed has not had and would not be reasonably likely to have, individually or in the aggregate, a Green Material Adverse Effect. At Closing, Ride Green Feeder will be duly qualified and/or licensed, as may be required, and in good standing in each of the jurisdictions in which the nature of the business conducted by it or the character of the property owned, leased or used by it makes such qualification and/or licensing necessary, except where the failure to be so qualified and/or licensed has not had and would not be reasonably likely to have, individually or in the aggregate, a Green Material Adverse Effect.

Section 6.02 Authorization; No Conflict; Consents and Approvals.

(a) Ride has all requisite power and authority to execute and deliver this Agreement and to consummate or to cause the other Ride Entities to consummate, as applicable, the Green Reorganization and the Green Contribution (including taking each action that it and each other Ride Entity is contemplated to take by this Agreement and the Transaction Agreement in connection therewith). The execution and delivery of this Agreement by Ride and the consummation by it and the other Ride Entities of its and their applicable portions of the Green Reorganization and the Green Contribution (and the taking of the other actions contemplated by this Agreement) have been duly authorized by all necessary entity action on the part of Ride and each other applicable Ride Entity and by all necessary action on the part of the holders of Ride’s Equity Interests and by the holders of the Equity Interests of the other applicable Ride Entities. This Agreement has been duly executed and delivered by Ride and assuming that this Agreement constitutes the valid and binding obligation of Sailfish, New Sailfish and Apple, constitutes a valid and binding obligation of Ride enforceable in accordance with its terms, subject, as to enforceability, to Creditors’ Rights.

(b) The execution and delivery of this Agreement do not, and the consummation of the transactions comprising the Green Reorganization and the Green Contribution by the Ride Entities and the performance of the

Combination Agreements to which any Ride Entity is a party by such Ride Entity (and the taking of the other actions contemplated by this Agreement) will not, result in any violation of, or default (with or without notice or lapse of time, or both) under, or acceleration of any material obligation or the loss, suspension, limitation or impairment of a material benefit under (or right of any Ride Entity to own or use any assets or properties required for the conduct of their respective businesses), or result in (or give rise to) the creation of any Encumbrance or any rights of termination, cancellation, first offer or first refusal, in each case, with respect to any of the properties or assets of any Ride Entity under, any provision of (i) the Organizational Documents of any Ride Entity, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which any Ride Entity is a party or by which any Ride Entity or its or their respective properties or assets are bound, or (iii) assuming the consents, approvals, orders, authorizations, registrations, filings or permits referred to in the Transaction Agreement are duly and timely obtained or made and the Sailfish Stockholder Approval has been obtained, any Law applicable to any Ride Entity or any of their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such violations, defaults, acceleration, losses, or Encumbrances that have not had and would not be reasonably likely to have, individually or in the aggregate, a Green Material Adverse Effect.

(c) No consent, approval, order or authorization of, or registration, declaration or filing with, or permit from any Governmental Entity is required to be obtained or made by any Ride Entity in connection with the execution and delivery of this Agreement by Ride or the consummation by the Ride Entities of the applicable portions of the Green Reorganization and the Green Contribution (and the taking of the other actions contemplated by this Agreement), except for any filings required under the HSR Act and such reports under the Exchange Act, and such other compliance with the Exchange Act and the rules and regulations thereunder, as may be required in connection with this Agreement and the Transactions.

Section 6.03 Subsidiary Matters.

(a) The Ride Blocker has never owned any assets, and will own no assets, prior to the Green Reorganization other than its direct ownership of Equity Interests of the Ride Intermediate Partnership (through which the Ride Blocker holds an indirect ownership interest in the Green Entities), cash and tax attributes incidental to or arising out of its ownership of such interest. The Ride Intermediate Partnership has never owned any assets, and will own no assets, prior to the Green Reorganization other than its direct ownership of Equity Interests of the Ride Aggregator, cash and tax attributes incidental to or arising out of its ownership of such interest. The Ride Aggregator has never owned any assets, and will own no assets, prior to the Green Reorganization other than its direct ownership of Equity Interests of Green Energy, cash and tax attributes incidental to or arising out of its ownership of such interest. Upon consummation of the Green Reorganization and at all times thereafter up to the Closing, the Ride Blocker’s sole assets will be Equity Interests of Green Production, cash and tax attributes incidental to or arising out of its ownership of such interest and previous ownership of interests in the Ride Intermediate Partnership.

(b) The Ride Blocker has never had any liabilities of any kind or character, and will have no liabilities of any kind or character, prior to the Green Reorganization other than (x) Incidental Entity Obligations, (y) liabilities arising out of its ownership of Equity Interests of the Ride Intermediate Partnership, and (z) liabilities owed to Affiliates of Ride that will be capitalized, settled or otherwise extinguished, and fully released, prior to or in the course of the Green Reorganization. The Ride Intermediate Partnership has never had any liabilities of any kind or character, and will have no liabilities of any kind or character, prior to the Green Reorganization other than (x) Incidental Entity Obligations, (y) liabilities arising out of its ownership of Equity Interests of the Ride Aggregator, and (z) liabilities owed to Affiliates of Ride that will be capitalized, settled or otherwise extinguished, and fully released, prior to or in the course of the Green Reorganization. The Ride Aggregator has never had any liabilities of any kind or character, and will have no liabilities of any kind or character, prior to the Green Reorganization other than (x) Incidental Entity Obligations, (y) liabilities arising out of its ownership of Equity Interests of Green Energy, and (z) liabilities owed to Affiliates of Ride that will be capitalized, settled or otherwise extinguished, and fully released, prior to or in the course of the Green

Reorganization. Following the Green Reorganization the Ride Blocker will have no liabilities of any kind or character other than Incidental Entity Obligations and those arising out of its ownership of Equity Interests of Green Production or its prior ownership of Equity Interests of the Ride Intermediate Partnership.

(c) On the date hereof:

(i) Ride controls the Ride Blocker Holding Company, which owns 100% of the Equity Interests of the Ride Blocker, which owns Equity Interests of the Ride Intermediate Partnership, which owns Equity Interests of the Ride Aggregator, which owns 229,638,530 Series A Units of Green Energy;

(ii) Ride controls the Ride Aggregator; and

(iii) Green Energy indirectly owns 100% of the Equity Interests of Green Production.

(d) Immediately before the Closing:

(i) Ride will control the Ride Blocker Holding Company, which will own 100% of the Equity Interests of the Ride Blocker, which will own Equity Interests of Green Production;

(ii) Ride will control the Ride Aggregator;

(iii) the Ride Aggregator, together with Class B/C Unitholders, will own 100% of the Equity Interests of the Ride Green Feeder;

(iv) the Ride Aggregator will control the Ride Green Feeder;

(v) the Ride Green Feeder will own Equity Interests of Green Production; and

(vi) the Ride Green Feeder and the Ride Blocker, together with Apple Green Feeder and the Apple Blockers, will own 100% of the Equity Interests of Green Production, which will in turn own the Equity Interests in the other Green Entities as further set forth in the Transaction Agreement.

Section 6.04 Broker’s Fees. Except for the fees and expenses payable to the Green Financial Advisor by Green Energy, no broker, investment banker, or other Person is entitled to any broker’s, finder’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of any Ride Entity or Green Entity, and the agreements with respect to such engagements have previously been made available to Sailfish.

Section 6.05 Information Supplied. None of the information supplied or to be supplied by any Ride Entity specifically for inclusion or incorporation by reference in the Combined Consent Statement/Prospectus will, at the time the Combined Consent Statement/Prospectus is mailed to stockholders of Sailfish and, if applicable, at the time of the Sailfish Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated in the supplied information or necessary in order to make the statements in the supplied information, in light of the circumstances under which they are made, not misleading. No representation or warranty is made by Ride with respect to statements made therein based on information supplied by any Person other than a Ride Entity for inclusion in the Combined Consent Statement/Prospectus.

Section 6.06 Unregistered Securities.

(a) Ride will cause Ride Green Feeder and Ride Blocker Holding Company to acquire the Acquired Securities for its own account with the present intention of causing Ride Green Feeder and Ride Blocker Holding Company to hold the Acquired Securities for investment purposes and not with a view to cause, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or state securities laws. Ride does not presently have any contract, undertaking, agreement or arrangement with any Person to cause Ride Green Feeder or Ride Blocker Holding Company to sell, transfer or grant participations to such Person or to any third Person, with respect to such Acquired Securities, other than the contribution by the Ride Blocker Holding Company of its Acquired Securities to Ride Green Feeder.

(b) Ride is, and at the Closing each of Ride Green Feeder and Ride Blocker Holding Company will be, an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated by the SEC pursuant to the Securities Act. Ride has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of an investment in the Acquired Securities, is able to bear the economic risk of such investment and, at the present time, would be able to afford a complete loss of such investment.

(c) To the knowledge of Ride, Ride has been furnished with all materials relating to the business, finances and operations of Sailfish and its Subsidiaries and materials relating to the issuance of the Acquired Securities that Ride has requested. Ride and its Representatives have been afforded the opportunity to ask questions of and speak with members of management of Sailfish. Ride has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Acquired Securities by Ride Green Feeder and Ride Blocker Holding Company.

(d) Ride acknowledges that the Acquired Securities are not registered under the Securities Act or any applicable state securities law and might not be registered in the future, and that such Acquired Securities may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and pursuant to state securities laws and regulations as applicable.

(e) Ride understands that, until such time as the Acquired Securities have been registered pursuant to the provisions of the Securities Act, or the Acquired Securities are otherwise eligible for resale under the Securities Act (including pursuant to Rule 144 promulgated thereunder) without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Acquired Securities will bear a restrictive legend substantially similar to the following:

THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

(f) Ride understands that New Sailfish will issue the New Sailfish Common Stock to Ride Green Feeder and Ride Blocker Holding Company in reliance on an exemption from the registration requirements of federal and state securities laws and that New Sailfish is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Ride set forth herein in order to determine the applicability of such exemptions and the suitability of Ride Green Feeder to acquire the Acquired Securities.

Section 6.07 Taxes.

(a) All material Tax Returns required to be filed by or with respect to the Ride Blocker before the date hereof have been timely filed (taking into account all extensions), and all such Tax Returns are true, correct and complete in all material respects, (ii) the Ride Blocker has timely paid all material Taxes due or claimed to be due, except for those Taxes being contested in good faith and for which adequate reserves have been established in the financial statements of the Ride Blocker, (iii) all material Taxes required to be withheld by the Ride Blocker have been timely withheld and, to the extent required, paid over to the appropriate Governmental Entity and the Ride Blocker has complied with all information reporting and backup withholding requirements, including maintenance of required forms and other records, and (iv) the charges, accruals and reserves for Taxes with respect to the Ride Blocker reflected in the Ride Blocker’s balance sheet are adequate under GAAP to cover unpaid Tax liabilities accruing through the date thereof.

(b) The Ride Blocker is not a party to any material agreement, the principal purpose of which is the allocation, indemnification or sharing of Taxes, and the Ride Blocker has not been a member of an affiliated group (or similar state, local or foreign filing group) filing a material consolidated income Tax Return.

(c) There is no outstanding material claim, assessment or deficiency against the Ride Blocker for any Taxes that has been asserted or threatened in writing by any Governmental Entity, and no written claim has been made, within the preceding three years, by a Governmental Entity in a jurisdiction where the Ride Blocker does not file Tax Returns or pay Taxes that it is obligated to file Tax Returns or pay Taxes in such jurisdiction. No waiver or extension of any statute of limitations with respect to the assessment or collection of Taxes is in effect for the Ride Blocker.

(d) During the period beginning two years before the date hereof, the Ride Blocker has not been a distributing corporation or a controlled corporation for purposes of Section 355 of the Code.

Section 6.08 No Additional Representations.

(a) Except for the representations and warranties made in this Article 6, neither Ride nor any other Person makes any express or implied representation or warranty with respect to the Ride Entities, Ride Green Feeder or their businesses, operations, assets, liabilities or conditions (financial or otherwise) in connection with this Agreement or the Transactions, and Ride hereby disclaims any such other representations or warranties.

(b) Notwithstanding anything contained in this Agreement to the contrary, Ride acknowledges and agrees that neither Sailfish, New Sailfish nor any other Person has made or is making any representations or warranties relating to Sailfish, New Sailfish or their Subsidiaries whatsoever, express or implied, beyond the Sailfish Group Representations, including any implied representation or warranty as to the accuracy or completeness of any information regarding Sailfish, New Sailfish and their Subsidiaries furnished or made available to Ride or any of its Representatives, and that Ride has not relied on any other representation or warranty. Without limiting the generality of the foregoing, Ride acknowledges that no representations or warranties are made by Sailfish, New Sailfish, or any other Person with respect to any projections, forecasts, estimates, budgets or prospect information that may have been made available to Ride or any of its Representatives (including in certain “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, the Transactions).

ARTICLE 7

ADDITIONAL AGREEMENTS

Section 7.01 Preparation of Combined Consent Statement/Prospectus; Stockholders’ Meeting. Apple shall cause each Apple Entity and Ride shall cause each Ride Entity to reasonably cooperate with Sailfish and the Green Signing Parties in preparing the Combined Consent Statement/Prospectus. Apple shall cause each Apple Entity and Ride shall cause each Ride Entity to furnish to Sailfish such data and information in such Apple Entity’s possession relating to the Apple Entities or an such Ride Entity’s possession relating to the Ride Entities, as applicable, as Sailfish may reasonably request and as is required by applicable federal securities laws for the purpose of including such data and information in the Combined Consent Statement/Prospectus and the Registration Statement, and any amendments or supplements thereto.

Section 7.02 Confidentiality. Each Party acknowledges and agrees that the information provided to it and its Representatives in connection with this Agreement (other than that intended to be included in the Combined Consent Statement/Prospectus) is confidential and is not to be disclosed to anyone other than its respective Representatives who need to know such information in connection with the Transactions, all of whom shall be directed to maintain the confidentiality of such information; provided that with prior notice disclosures may be made if required by applicable law.

Section 7.03 Reasonable Best Efforts. Subject to the terms and conditions set forth in this Agreement, Apple shall cause each Apple Entity and Ride shall cause each Ride Entity to use its reasonable best efforts (subject to, and in accordance with, applicable Law) to take promptly, or to cause to be taken, all actions, and to do promptly, or to cause to be done, all things necessary, proper or advisable under applicable Laws to consummate its applicable portion of each of the Green Reorganization and the Green Contribution in accordance with this Agreement and the Transaction Agreement and to take each other action contemplated to be taken by it pursuant to this Agreement; provided, however, that, except as expressly contemplated by any Combination Agreement to which such entity is a party, no Parent Entity, nor any Apple Entity nor any Ride Entity shall be required to pay (and, without the prior written consent of Sailfish (such consent not to be unreasonably withheld, conditioned or delayed), none of the Parent Entities, nor any Apple Entity nor any Ride Entity nor any of their respective Subsidiaries or Affiliates (excluding for the purpose of this sentence any Green Entity) shall pay or agree to pay) any fee, penalty or other consideration to any third party (other than any filing fees paid or payable to any Governmental Entity) for any consent or approval required for the consummation of the Transactions.

Section 7.04 Performance of Obligations: Apple. Apple shall cause each Apple Entity to perform its respective obligations under each Combination Agreement (other than the Debt Exchange Agreement) to which such Apple Entity is a party. In addition, as contemplated by Section 8.03(e) of the Transaction Agreement, Apple shall cause Apollo Management VII, L.P. and Apollo Commodities Management, L.P., with respect to Series I to terminate that certain Services Agreement with Green Energy dated February 3, 2012, and Apollo Global Securities, LLC to terminate that certain Transaction Fee Agreement with Green Energy dated February 3, 2012, at or before Closing.

Section 7.05 Performance of Obligations: Ride. Ride shall cause each Ride Entity to perform its respective obligations under each Combination Agreement (other than the Debt Exchange Agreement) to which such Ride Entity is a party. In addition, as contemplated by Section 8.03(e) of the Transaction Agreement, Ride shall cause REP Management Company V, LLC to terminate that certain Services Agreement with Green Energy dated February 3, 2012, and that certain Transaction Fee Agreement with Green Energy dated February 3, 2012, at or before Closing.

ARTICLE 8

CONDITIONS

Section 8.01 Conditions to Each Party’s Obligations to Effect the Transactions. The obligations of each Party hereunder to effect the transactions contemplated by Section 2.01 and Section 2.02 and Article 3 and to otherwise effect the Closing are subject to the satisfaction or (to the extent permitted by applicable Law) the waiver on or prior to the Closing Date of the following conditions:

(a) Transaction Agreement. The conditions to the closing of the transactions contemplated by the other Combination Agreements (other than those conditions that by their nature are to be satisfied at the closing of the applicable transactions, but subject to their satisfaction at the applicable closing) shall have been satisfied or waived and the parties thereto shall all be ready, willing and able to close the Transactions substantially contemporaneously, in the order contemplated by Article 2 of the Transaction Agreement.

(b) No Injunctions or Restraints. There shall be no Law, injunction, ruling judgment, order, or decree of any Governmental Entity of competent jurisdiction that is in effect which temporarily or permanently makes illegal, prohibits or enjoins the consummation of the Green Contribution, the Green Reorganization or the other Transactions.

Section 8.02 Conditions to Obligations of the Parent Entities. The obligations of the Parent Entities to effect the transactions contemplated by Section 2.01 and Section 2.02 and Article 3 and to otherwise effect the Closing are further subject to the satisfaction or (to the extent permitted by applicable Law) the waiver by each of the Parent Entities on or prior to the Closing Date of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of Sailfish and New Sailfish set forth in Section 4.01 shall be true and correct in all material respects as of the date of this Agreement and the Closing (without regard to qualification or exceptions contained therein as to “materiality” or “Sailfish Material Adverse Effect”), as though made on and as of such date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date).

(b) Performance of Obligations. Sailfish and New Sailfish shall have performed in all material respects all obligations required to be performed or complied with by them under this Agreement on or prior to the Closing Date.

(c) Certificate. Sailfish shall have delivered to the Parent Entities a certificate, dated the Closing Date, signed by the Chief Executive Officer or another senior executive officer of Sailfish certifying to the effect that (i) the conditions set forth in Section 8.02(a) and Section 8.02(b) have been satisfied and (ii) (A) the conditions set forth in Section 8.01 and 8.03 of the Transaction Agreement have been satisfied or waived as contemplated therein (other than those conditions that by their nature are to be satisfied at the Closing, but subject to their satisfaction at the Closing, and other than those conditions that by their nature are to be satisfied pursuant to the performance by the Parties of their obligations hereunder) and (B) that Sailfish and New Sailfish stand ready, willing and able to consummate the Merger.

Section 8.03 Conditions to Obligations of Sailfish and New Sailfish. The obligations of Sailfish and New Sailfish to effect the Closing are further subject to the satisfaction or (to the extent permitted by applicable Law) the waiver by Sailfish on or prior to the Closing Date of each of the following conditions:

(a) Representations and Warranties.

(i) (x) The representations and warranties of Apple set forth in Sections 5.03(c) and (d) and Sections 5.06(a) and (b) shall be true and correct as of the date of this Agreement and the Closing Date, as though made on and as of such date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), (y) the representations and warranties set forth in Section 5.01, Section 5.02 and Section 5.04 shall be true and correct in all material respects as of the date of this Agreement and the Closing Date (without regard to qualification or exceptions contained therein as to “materiality” or “Green Material Adverse Effect”), as though made on and as of such date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), and (z) all other representations and warranties of Apple set forth in Article 5 shall be true and correct as of the date of this Agreement and the Closing Date, as though made on and as of such date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to “materiality” or “Green Material Adverse Effect”) would not reasonably be expected to have, individually or in the aggregate, a Green Material Adverse Effect.

(ii) (x) The representations and warranties of Ride set forth in Sections 6.03(c) and (d) and Sections 6.06(a) and (b) shall be true and correct as of the date of this Agreement and the Closing Date, as though made on and as of such date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), (x) the representations and warranties set forth in Section 6.01, Section 6.02 and Section 6.04 shall be true and correct in all material respects as of the date of this Agreement and the Closing Date (without regard to qualification or exceptions contained therein as to “materiality” or “Green Material Adverse Effect”), as though made on and as of such date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), and (z) all other representations and warranties of Ride set forth in Article 6 shall be true and correct as of the date of this Agreement and the Closing Date, as though made on and as of such date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to “materiality” or “Green Material Adverse Effect”) would not reasonably be expected to have, individually or in the aggregate, a Green Material Adverse Effect.

(b) Performance of Obligations.

(i) Apple shall have performed in all material respects all obligations required to be performed or complied with by it under this Agreement on or prior to the Closing Date.

(ii) Ride shall have performed in all material respects all obligations required to be performed or complied with by it under this Agreement on or prior to the Closing Date.

(c) Certificates.

(i) Apple shall have delivered to Sailfish a certificate, dated the Closing Date, signed by an authorized signatory of Apple certifying that (x) the conditions set forth in Section 8.03(a)(i) and Section 8.03(b)(i) have been satisfied and (y) all liabilities owed to Affiliates of Apple that were to have been released pursuant to Section 5.03(b) have been fully released in accordance with such Section.

(ii) Ride shall have delivered to Sailfish a certificate, dated the Closing Date, signed by an authorized signatory of Ride certifying that (x) the conditions set forth in Section 8.03(a)(ii) and Section 8.03(b)(ii) have been satisfied and (y) all liabilities owed to Affiliates of Ride that were to have been released pursuant to Section  6.03(b) have been fully released in accordance with such Section.

ARTICLE 9

TERMINATION

Section 9.01 Termination. This Agreement will terminate automatically upon the earliest to occur of: (a) termination of the Transaction Agreement pursuant to Article 9 of the Transaction Agreement and (b) the assertion by Sailfish, New Sailfish or any of their respective Subsidiaries or Affiliates of any claim against either Parent Entity, any Apple Entity or any Ride Entity in connection with this Agreement, any other Combination Agreement or any of the Transactions, except in the case of a claim brought by Sailfish or New Sailfish for intentional fraud or otherwise seeking specific performance of a Parent Entity’s obligations under this Agreement. In the event of termination of this Agreement, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any Party; provided, however, that notwithstanding anything to the contrary herein, no such termination shall relieve any Party from liability for intentional fraud.

ARTICLE 10

GENERAL PROVISIONS

Section 10.01 Survival. None of the representations, warranties covenants and agreements in this Agreement, or in any schedule, certificate, instrument or other document delivered pursuant to this Agreement, shall survive the Effective Time or the termination of this Agreement pursuant to Article 9, as the case may be. This Article 10 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance after the Effective Time.

Section 10.02 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and, in the case of delivery in person or by overnight mail, shall be deemed to have been duly given upon receipt) by delivery in person or overnight mail to the respective parties, delivery by facsimile transmission (providing confirmation of transmission) to the respective parties or delivery by electronic mail transmission (providing confirmation of transmission) to the respective parties. Any notice sent by facsimile transmission or electronic mail transmission shall be deemed to have been given and received at the time of confirmation of transmission. Any notice sent by electronic mail transmission shall be followed reasonably promptly with a copy delivered by overnight mail. All notices, requests, claims, demands and other communications hereunder shall be addressed as follows, or to such other address, facsimile number or email address for a Party as shall be specified in a notice given in accordance with this Section 10.02:

(a)	if to Apple:

Apollo Management VII, L.P.

9 West 57th Street

New York, NY 10019

Attention: Laurie Medley

Facsimile: (646) 607.0528

Email: lmedley@apollolp.com

and

Apollo Commodities Management, L.P. with respect to Series I

9 West 57th Street

New York, NY 10019

Attention: Laurie Medley

Facsimile: (646) 607.0528

Email: lmedley@apollolp.com

(b)	with a further copy to (which shall not constitute notice):

Vinson & Elkins LLP

666 Fifth Avenue, 26th Floor

New York, NY 10103

Attention: James Fox

                 Dan Komarek

Facsimile: (917) 849-5366

Email: jfox@velaw.com

           dkomarek@velaw.com

(c)	if to Ride:

Riverstone Energy Partners V, L.P.

c/o Riverstone Holdings LLC

712 Fifth Avenue, 36th Floor

New York, NY 10019

Attention: General Counsel

Facsimile: (888) 801-9301

Email: legal@riverstonellc.com

(d)	with a further copy to (which shall not constitute notice):

Vinson & Elkins LLP

666 Fifth Avenue, 26th Floor

New York, NY 10103

Attention: James Fox

                 Dan Komarek

Facsimile: (917) 849-5366

Email: jfox@velaw.com

           dkomarek@velaw.com

(e)	if to Sailfish and/or New Sailfish:

Sailfish Energy Corporation

625 East Kaliste Saloom Rd.

Lafayette, LA 70508

Attention: General Counsel

Facsimile: (337) 521-2072

Email: JaubertLS@StoneEnergy.com

(f)	with a copy to (which copy shall not constitute notice):

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana Street, 45th Floor

Houston, Texas 77002

Attention:      John Goodgame

                      Rebecca Tyler

Facsimile: (713) 236-0822

Email:  jgoodgame@akingump.com

             rtyler@akingump.com

Section 10.03 Governing Law; Jurisdiction.

(a) THIS AGREEMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF, OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION, OR PERFORMANCE OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

(b) Each of the Parties (i) irrevocably consents to submit itself to the personal jurisdiction of the Chancery Court or, if, but only if, the Chancery Court lacks subject matter jurisdiction, any federal court located in the State of Delaware with respect to any dispute arising out of, relating to or in connection with this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action arising out of, relating to or in connection with this Agreement or any of the transactions contemplated by this Agreement in any court other than the courts of the State of Delaware, as described above, and (iv) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATED TO OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. Nothing in this Section 10.03 shall prevent any Party from bringing an action or proceeding in any jurisdiction to enforce any judgment of the Chancery Court or any federal court located in the State of Delaware, as applicable. Each of the Parties hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 10.02 shall be effective service of process for any suit or proceeding in connection with this Agreement or any of the transactions contemplated hereby. The Parties hereby agree that mailing of process or other papers in connection with such action, suit, or proceeding in the manner provided by Section 10.02 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

Section 10.04 Specific Performance. The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each Party accordingly agrees that, in the event of any breach or threatened breach by any other Party of any covenant or obligation contained in this Agreement, the non-breaching Party shall be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages) to (i) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (ii) an injunction restraining such breach or threatened breach. In circumstances where the Parties are obligated to perform any provision of this Agreement and such provision is not performed in accordance with its specific terms or is otherwise breached (other than as a result of the other Party’s refusal to close in violation of this Agreement) each of the Parties expressly acknowledges and agrees that the other Party shall have suffered irreparable harm, that monetary damages will be inadequate to compensate such other Party, and that such other Party on behalf of itself and its stockholders shall be entitled to enforce specifically the breaching Party’s obligation to perform any provision of this Agreement. Each Party accordingly agrees not to raise any objection to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such Party under this Agreement all in accordance with the terms of this Section 10.04. Each Party further agrees that no other Party and no other Person shall be required to obtain, furnish, or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 10.04, and each Party irrevocably waives any right it may have to require the obtaining, furnishing, or posting of any such bond or similar instrument. Absent intentional fraud, each Party’s right to seek specific performance of the other Parties’ obligations hereunder shall be the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) of such Party and its respective Subsidiaries and Affiliates against any of Sailfish, New Sailfish, the Apple Entities or Ride Entities, as applicable, in respect of any liabilities or obligations arising under, or in connection with, this Agreement, any other Combination Agreement or the Transactions.

Section 10.05 Counterparts; Electronic Transmission of Signatures. This Agreement may be executed in any number of counterparts and by different Parties in separate counterparts, and delivered by means of electronic mail transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

Section 10.06 Assignment; No Third Party Beneficiaries.

(a) This Agreement and all of the provisions hereto shall be binding upon and inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations set forth herein shall be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of the other Parties and any purported assignment without such consent shall be void; provided that a Party may, without the prior written consent of the other Parties, assign any or all of its rights and obligations under this Agreement to one or more of its Affiliates; provided further that such assignment by a Party shall not limit or affect such Party’s obligations under this Agreement.

(b) Nothing in this Agreement shall be construed as giving any Person, other than the Parties and their heirs, successors, legal representatives and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

Section 10.07 Expenses. Except as otherwise specifically provided in this Agreement or any other Combination Agreement, each Party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

Section 10.08 Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable Law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the Parties shall be construed and enforced accordingly.

Section 10.09 Amendment. This Agreement may be amended by the Parties at any time; provided, however, that after the Sailfish Stockholder Approval, no amendment shall be made which by Law would require the approval of such stockholders, without first obtaining such approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

Section 10.10 Waiver. Any failure of any of the Parties to comply with any obligation, representation, warranty, covenant, agreement or condition herein may be waived at any time prior to the Closing by any of the Parties entitled to the benefit thereof only by a written instrument signed by each such Party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

Section 10.11 Parties.

(a) All obligations of the Parties are several and not joint, and in no event shall a Party have any liability or obligation with respect to the acts or omissions of any other Party to this Agreement.

(b) No Person who is not a named party to this Agreement, including without limitation any director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney or representative of any named party to this Agreement (“Non-Party Affiliates”) shall have any liability (whether in contract or in tort, in law or in equity, or based upon any theory that seeks to impose liability of an entity party against its owners or affiliates) for any obligations or liabilities arising under, in connection with or related to this Agreement or for any claim based on, in respect of, or by reason of this Agreement or its negotiation or execution; and each party hereto waives and releases all such liabilities, claims and obligations against any such Non-Party Affiliates.

(c) For all purposes in this Agreement, the representations, warranties and covenants of Apple shall (i) to the extent they relate to any Apple VII Entity be deemed to be representations, warranties or covenants, as applicable, of Apple VII, (ii) to the extent they relate to any Apple ANRP Entity be deemed to be representations, warranties or covenants, as applicable, of Apple ANRP and (iii) to the extent they relate to any Joint Apple Entity be deemed to be representations, warranties or covenants, as applicable, of Apple VII and Apple ANRP.

(d) Notwithstanding any other provision of this Agreement, in the event of any claim whatsoever or howsoever made against Apple ANRP, the recourse shall be limited solely to the assets of Series I thereof. Upon exhaustion of the assets of Series I of Apple ANRP, the claim shall be extinguished and there shall be no further recourse against or to any other series of Apple ANRP or any general partner not associated with Series I of Apple ANRP.

Section 10.12 Entire Agreement. This Agreement (together with the other Combination Agreements, and the other documents and instruments executed pursuant hereto and thereto) constitutes the entire agreement, and supersede all other prior agreements and understandings (both written and oral), among the Parties with respect to the subject matter hereof and thereof.

[The next page is the signature page.]

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed as of the date first written above by its respective officer thereunto duly authorized, all as of the date first written above.

STONE ENERGY CORPORATION

By:	/s/ Neal P. Goldman
Name:	Neal P. Goldman
Title:	Chairman of the Board

SAILFISH ENERGY HOLDINGS CORPORATION

By:	/s/ James M. Trimble
Name:	James M. Trimble
Title:	Interim Chief Executive Officer and President

Signature Page to Support Agreement

APOLLO MANAGEMENT VII, L.P.

By:	AIF VII Management, LLC, its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President and Assistant Secretary

APOLLO COMMODITIES MANAGEMENT, L.P., with respect to Series I

By:	Apollo Commodities Management GP, LLC, its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President and Assistant Secretary

Signature Page to Support Agreement

RIVERSTONE ENERGY PARTNERS V, L.P.

By:	Riverstone Energy GP V, LLC, its general partner

By:	/s/ Thomas J. Walker
Name:	Thomas J. Walker
Title:	Managing Director

Signature Page to Support Agreement

Exhibit A

LISTING OF CERTAIN APPLE ENTITIES

Apple ANRP Blocker Holding Company:

ANRP (Talos Conduit), L.P., a Delaware limited partnership.

Apple Blockers:

AP Overseas Talos Holdings (DC I), LLC, a Delaware limited liability company.

AP Overseas Talos Holdings (DC II), LLC, a Delaware limited liability company.

AP Overseas Talos Holdings (DC III), LLC, a Delaware limited liability company.

AP Overseas Talos Holdings (DC IV), LLC, a Delaware limited liability company.

AIF VII (Talos DC), LLC, a Delaware limited liability company.

ANRP (Talos DC), LLC, a Delaware limited liability company.

Apple Blocker Holding Companies:

AP Overseas Talos Holdings Partnership, LLC, a Delaware limited liability company.

AIF VII (AIV), L.P., a Delaware limited partnership.

ANRP DE Holdings, L.P., a Delaware limited partnership.

Apple Fund VII Blocker Holding Companies:

AIF VII (Talos Conduit), L.P., a Delaware limited partnership.

AIF VII (Talos Conduit II), L.P., a Delaware limited partnership.

AIF VII (Talos Conduit III), L.P., a Delaware limited partnership.

Apple Intermediate Partnerships:

AOP Talos Holdings, LLC, a Delaware limited liability company.

AIF VII (AIV), L.P., a Delaware limited partnership.

ANRP DE Holdings, L.P., a Delaware limited partnership.

Exhibit A to Support Agreement

Apple VII Entities:

AOP VII (Talos AIV I FC), L.P.

AOP VII (Talos AIV II FC), L.P.

AOP VII (Talos AIV III FC), L.P.

AOP VII (Talos AIV IV FC), L.P.

AOP VII (Talos AIV V FC), L.P.

AOP (DE) VII (Talos AIV I FC), L.P.

AOP (DE) VII (Talos AIV II FC), L.P.

Apollo Overseas Partners VII, L.P.

Apollo Overseas Partners (Delaware) VII, L.P.

Apollo Overseas Partners (Delaware 892) VII, L.P.

AIF VII (Talos Conduit), L.P.

AIF VII (Talos Conduit II), L.P.

AIF VII (Talos Conduit III), L.P.

AIF VII (Talos DC), LLC

Apollo Investment Fund (PB) VII, L.P.

AIF PB VII (LS AIV), L.P.

AIF VII (AIV), L.P.

Apple ANRP Entities:

ANRP (Talos AIV I FC), L.P.

ANRP (Talos AIV II FC), L.P.

ANRP (Talos AIV III FC), L.P.

ANRP (Talos AIV IV FC), L.P.

ANRP (Talos AIV V FC), L.P.

ANRP Overseas Partners, L.P.

ANRP Overseas Partners (892), L.P.

ANRP (Talos Conduit), L.P.

ANRP (Talos DC), LLC

ANRP DE Holdings, L.P.

Joint Apple Entities:

AP Overseas Talos Holdings (DC I), LLC

AP Overseas Talos Holdings (DC II), LLC

AP Overseas Talos Holdings (DC III), LLC

AP Overseas Talos Holdings (DC IV), LLC

AOP Talos Holdings, LLC

Apollo Talos Holdings, L.P.

AP Overseas Talos Holdings Partnership, LLC, a Delaware limited liability company.

Exhibit A to Support Agreement